UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

GREENCITY ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Aggregate number of securities to which transaction applies: Not applicable

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not applicable

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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GREENCITY ACQUISITION CORPORATION
505 Eshan Road, Floor 6
Pudong New District, Shanghai, China 200120
TO THE SHAREHOLDERS OF GREENCITY ACQUISITION CORPORATION:
You are cordially invited to attend the 2021 annual meeting (the “Meeting”) of the shareholders of Greencity Acquisition Corporation (the “Company” or “Greencity”), a company formed in the Cayman Islands, to be held at 9:30 a.m. Eastern United States Time on October 26, 2021. Due to the ongoing health concerns regarding COVID-19, the Greencity board of directors has directed that the Meeting be held virtually via the Internet, in addition to hosting the Meeting in-person. You will be able to attend the Meeting virtually and vote and submit questions by visiting: https://www.cstproxy.com/greencityacquisition/2021. If you decide to attend the meeting in person, it will be held at the offices of our counsel, Becker & Poliakoff, LLP, at 45 Broadway, 17th Floor, New York, NY 10006.
The Meeting is being held for the purpose of considering and voting upon the following proposals:
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To re-elect all four (4) directors to the Company’s board of directors (the “Board”), with such directors to serve for two-year terms until the 2023 annual meeting of shareholders;

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To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year; and

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To approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

No other business shall be transacted at the Meeting.
The Board has fixed the close of business on September 29, 2021 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. As of the Record Date, there were 5,260,000 outstanding ordinary shares of Greencity entitled to attend and vote at the Meeting. No other securities of Greencity have voting rights.
After careful consideration of all relevant factors, the Board recommends that you vote or give the instruction to vote “FOR ALL” the proposals regarding the re-election of the four (4) directors identified in this Proxy Statement to the Board, “FOR” the ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for 2021, and “FOR” the proposal to adjourn the Meeting under certain circumstances.
You are welcome to attend the Meeting in person or virtually via the Internet. Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. This will assure your representation and a quorum for the transaction of business at the meeting.
I look forward to seeing you at the meeting.
Dated: October 4, 2021
Sincerely,
/s/ Jinlong Liu

Jinlong Liu
Chairman

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS
Meeting Time: 9:30 a.m. October 26, 2021 (Eastern Time)
TO THE SHAREHOLDERS OF GREENCITY ACQUISITION CORPORATION:
You are cordially invited to attend the 2021 annual meeting (the “Meeting”) of the shareholders of Greencity Acquisition Corporation, a Cayman Islands company (the “Company” or “Greencity”) that will take place at 9:30 AM on October 26, 2021. The Meeting will be held in person and virtually via the Internet. Shareholders can access the annual meeting, vote and submit questions by visiting https://www.cstproxy.com/greencityacquisition/2021 and entering the control number provided in these proxy materials. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders will need to follow the instructions applicable to them provided in the proxy statement. Any changes in the holding of the Meeting will be announced via press release and website posting, as well as the filing of additional proxy materials with the Securities and Exchange Commission (the “SEC”).
The Meeting is being held for the purpose of considering and voting upon the following proposals:
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To re-elect all of the four (4) directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2023 annual meeting of shareholders;

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To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for 2021; and

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To approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

The Board has fixed the close of business on September 29, 2021 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. As of the Record Date, there were 5,260,000 outstanding ordinary shares of Greencity. Greencity’s issued and outstanding warrants do not have voting rights.
A list of record shareholders will be available for inspection at the offices of our counsel, Becker & Poliakoff, LLP, located at 45 Broadway, 17th Floor, New York, NY 10006 for a period of ten (10) days before the annual meeting during ordinary business hours and electronically during the Meeting at https://www.cstproxy.com/greencityacquisition/2021.
The affirmative vote of 50% or more of the Company’s shares present (in person or by proxy) at the Meeting and voting will be required to approve the proposals. Each of the four (4) directors identified herein shall be re-elected to the Board if that director’s election is so approved by the affirmative vote of a majority of the shares present (in person or by proxy) at the Meeting and voting on the proposal. With regard to the re-election of the four (4) directors note however that while each will be elected for a further two-year term (until the 2023 annual meeting of shareholders) each have agreed that should a proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.
Enclosed is the proxy statement containing detailed information concerning the above referenced proposals to be considered at the Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Meeting and at any adjournments or postponements of the Meeting. The proxy statement is dated October 4, 2021 and is first being mailed to shareholders of the Company on or about October 4, 2021 along with our annual report on Form 10-K for the fiscal year ended December 31, 2020 and proxy card.
Whether or not you plan to attend the Meeting, to ensure that your shares are represented and voted at the meeting, please either vote your shares by telephone, electronically over the internet or by smartphone or tablet, or if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the Notice of Internet Availability of Proxy Materials, or, if you

receive a paper proxy card by mail, the instructions are printed on your proxy card and included in the accompanying Proxy Statement. Please vote as promptly as possible in order to insure your representation at the meeting. Submitting your instructions by any of these methods will not affect your right to attend the meeting and vote in person. If you do attend the Meeting, you may revoke any prior proxy and vote your shares in person if you wish to do so. Please note, however, that if your shares are hold of record by a broker, bank or other agent and you wish to vote at the annual meeting, you must obtain a proxy issued in your name from the record holder. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the secretary of Greencity, in writing, prior to the annual meeting of shareholders. Additional instructions for accessing the annual meeting and voting and submitting questions are included in the accompanying proxy statement.
The Proxy Statement and our 2021 Annual Report to Shareholders are available at:
https://www.cstproxy.com/greencityacquisition/2021
Dated: October 4, 2021
/s/ Jinlong Liu Jinlong Liu Chairman

i

GREENCITY ACQUISITION CORPORATION
505 Eshan Road, Floor 6
Pudong New District, Shanghai, China 200120
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 9:30 A.M. ON OCTOBER 26, 2021 (EASTERN TIME)
PROXY STATEMENT
This proxy statement and the accompanying form of proxy are being furnished to you as a shareholder of Greencity Acquisition Corporation (“Greencity” or the “Company”), in connection with the annual meeting of shareholders to be held on October 26, 2021 at 9:30 AM (Eastern Time), to be held in person and virtually via the Internet, and at any adjournment or postponement of the meeting (the “Annual Meeting”). In light of the ongoing developments of COVID-19, the Company has determined that its 2021 Annual Meeting will be conducted via live webcast in order to facilitate shareholder attendance and participation while safeguarding the health and safety of our shareholders, directors and management team. You will be able to attend and vote at the 2021 Annual Meeting by visiting https://www.cstproxy.com/greencityacquisition/2021 and using a control number assigned by Continental Stock Transfer & Trust Company. This proxy statement and the accompanying form of proxy is being made available on or about October 19, 2021 to shareholders entitled to vote at the 2021 Annual Meeting.
We are furnishing proxy materials to our shareholders primarily via Internet, instead of mailing printed copies of those materials to each shareholder. On or about October 4, 2021, we mailed to our shareholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our proxy statement and our annual report. The Notice of Internet Availability also instructs our shareholders on how to access their proxy card to vote through the Internet or by smartphone or tablet. This process is designed to expedite shareholders’ receipt of proxy materials, lower the cost of the annual meeting, and help to conserve natural resources. However, if a shareholder would prefer to receive printed proxy materials, the shareholder may follow the instructions included in the Notice of Internet Availability. If a shareholder has previously elected to receive our proxy materials electronically, the shareholder will continue to receive these materials via e-mail unless he or she elects otherwise.

VIRTUAL MEETING
We are committed to ensuring that our shareholders have the same rights and opportunities to participate in the 2021 Annual Meeting as they would if the 2021 Annual Meeting were being solely held in-person at a physical location. To that end, shareholders will have the ability to attend the 2021 Annual Meeting, vote their shares electronically, and ask questions at the meeting.
How to attend the 2021 Annual Meeting
As a registered shareholder, you received a Notice and Access instruction form or Proxy Card from Continental Stock Transfer & Trust Company. Both forms contain instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the virtual meeting starting on October 19, 2021 at 8:00 a.m. Eastern Time. Enter the URL address into your browser https://www.cstproxy.com/greencityacquisition/2021, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control number and will also be prompted to enter your control number if you vote during the meeting.
Beneficial owners, who own their investments through a bank or broker, will need to contact Continental Stock Transfer & Trust Company to receive a control number. Continental Stock Transfer & Trust Company can be contacted at the telephone number or email address above. Beneficial owners who wish to attend the 2021 Annual Meeting must also obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy of their legal proxy to proxy@continentalstock.com. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the 2021 Annual Meeting. After contacting Continental Stock Transfer & Trust Company, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial owners should contact Continental Stock Transfer & Trust Company at least five (5) business days prior to the meeting date in order to ensure access. If you hold your position through a bank or broker and would like to join the meeting and vote or ask a question, you will need to supply Continental Stock Transfer with a legal proxy, they can be reach at 917-262-2373, or www.proxy@continentalstock.com to obtain a Control Number. Any shareholder may attend, listen & vote during the virtual meeting with a valid control number. You will also be able to ask questions during that part of the meeting by clicking on the Chat Box and entering a question, then press submit. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing +1 877-7770-3647, outside the U.S. and Canada +1 312-780-0854 (standard rates apply). When prompted enter the pin number 39926097##. This is a listen-only alternative and you will not be able to vote or enter questions during the meeting.
You may also attend the in person at the offices of our counsel, Becker & Poliakoff, LLP, at 45 Broadway, 17th Floor, New York, NY 10006.
If you need technical support
If you require technical support to attend the 2021 Annual Meeting, please visit the virtual meeting website located at https://www.cstproxy.com/greencityacquisition/2021 in advance of the 2021 Annual Meeting to ensure accessibility. Technical support in connection with the virtual meeting platform will be available by telephone at (917) 262-2373 or email at proxy@continentalstock.com from 7:00 a.m. to 5:00 p.m., New York time.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of the applicable software and plugins. You should ensure that you have a strong Internet or telephone connection, as applicable, wherever you intend to participate in the 2021 Annual Meeting, and you should allow plenty of time to log in or call in and ensure that you can hear audio prior to the start of the 2021 Annual Meeting.
Voting by Proxy — Shareholders of Record
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a “shareholder of record” and you may vote in person by attending the meeting, or by voting your shares by proxy over the internet or by smartphone or tablet by following the instructions provided in the Notice of Internet Availability, or, if you requested to receive printed proxy materials, you may vote by marking, dating and signing the proxy card delivered to you and returning it in the postage-paid envelope provided, or you may vote over the internet or by smartphone or tablet pursuant to the instructions provided in the proxy card. Instructions for voting via the internet, by smartphone or tablet and by mail are summarized below.
By Internet-If you have internet access, you may submit your proxy by following the “Vote by Internet” instructions on the Notice of Internet Availability.
By Smartphone or Tablet-You may submit your proxy via smartphone or tablet by following the “Mobile Voting” instructions on the Notice of Internet Availability.
By Mail-You may request delivery of a physical proxy card and submit your proxy by signing your proxy card and mailing it in the postage-prepaid envelope provided to you.
In order to be timely processed, all proxies submitted by record holders through the Internet, smartphone or tablet, or by telephone must be received by 11:59 p.m. Eastern Time on Monday, October 25, 2021. Voting will be also open during the Meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING
These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.
Q. Why am I receiving this proxy statement?	A.	This proxy statement is being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the 2021 annual meeting of shareholders (the “Annual Meeting”) to be held on October 26, 2021 at 9:30 a.m., Eastern Time, virtually.
This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting.
Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:
• To re-elect all of the four (4) directors to the Company’s board of directors (the “Board”), with such directors to serve until the 2023 annual meeting of shareholders;
• To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for 2021; and

•
To approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals.

With regard to the re-election of the directors, note however that while each will be elected for a two-year term (until the 2023 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.
Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” the re-election directors identified in the proxy statement to the Board, “FOR” the ratification of Friedman LLP as the Company’s independent registered public accounting firm for 2021; and “FOR” the proposal to direct the chairman of the Meeting to adjourn the Meeting.
Q. Who may vote at the Annual Meeting?	A.	The Board has fixed the close of business on September 29, 2021 (the “Record Date”) as the date for determining the shareholders entitled to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on the Record Date are entitled to have their votes counted at the Meeting or any adjournment.
Q. How many votes must be present to hold the Annual Meeting?	A.	A quorum of 50% of the Company’s shares entitled to vote on the matters set out herein outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Annual Meeting.

Q. How many votes do I have?	A.	You are entitled to cast one vote at the Annual Meeting for each share you held as of the Record Date. As of the close of business on the Record Date, there were 5,260,000 outstanding ordinary shares of Greencity, Greencity’s warrants do not have voting rights.
Q. What is the proxy card?	A.	The proxy card enables you to appoint the representatives named on the card to vote your shares at the Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date, in case your plans change.
Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?	A.
Shareholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?	A.	All of the Company’s directors, executive officers and their affiliates as well as other inside shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the proposals set forth herein. On the Record Date, these shareholders beneficially owned and were entitled to vote 1,260,000 of the Company’s shares, representing approximately 24% of the Company’s outstanding shares.
Q. What vote is required to adopt each of the proposals?	A.	Each of the proposed four (4) directors identified herein shall be re-elected to the Board if the proposal to elect the relevant director is approved by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and voting on the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the approval of the proposals.
Q. What is the deadline for voting my shares?	A.	If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Annual Meeting, in order for your shares to be voted at the Annual Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares. Proxies and electronic voting must be submitted by 11:59 p.m. (Eastern United States time) on Monday, October 25,

2021. Votes may also be cast by record holders during the Meeting.
Q. Is my vote confidential?	A.	Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Q. Where will I be able to find the voting results of the Annual Meeting?	A.	We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.
Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.
Q: How do I vote	A.	If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals to be considered at the Annual Meeting.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the Annual Meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.
The annual meeting will be conducted virtually over the Internet and in person. As a shareholder you will need your Control Number to join the meeting if participating via Internet. You can obtain your Control Number from the Proxy card you received from Continental Stock Transfer. If you hold your position through a bank or broker and would like to join the meeting and vote or ask a question, you will need to supply Continental Stock Transfer with a legal proxy, they can be reach at 917-262-2373, or www.proxy@continentalstock.com to obtain a Control Number. Any shareholder may attend, listen & vote during the virtual meeting with a valid control number. You will also be able to ask questions during that part of the meeting by clicking on the Chat Box and entering a question, then press submit.
If you attend the meeting in person, you can also vote at the Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy card to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the Annual Meeting or by voting in person at the meeting. Attendance at the meeting alone will not change your vote.
If your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting instruction form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
Q. Can I receive future materials via the internet?	A.	If you vote by internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.
Q. Who can help answer my questions?		If you have questions, you may write or call:

Greencity Acquisition Corporation
505 Eshan Road, Floor 6
Pudong New District, Shanghai, China 200120
Tel: (86) 21-20257919
or
Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565

PROPOSAL 1 — ELECTION OF DIRECTORS
The Company’s board of directors is currently comprised of four (4) directors, each director being elected to serve a two-year term.
Under the Memorandum and Articles of Association of the Company, directors, Messrs. Zhijie Wang, Chao Liu, Jinlong Yiu, and Anxin Wang are up for election at the Company’s annual general meeting. At the Annual Meeting therefore, the shareholders are being asked to re-elect each of Messrs. Zhijie Wang, Chao Liu, Jinlong Liu and Anxin Wang to our board of directors to serve as directors until the 2023 annual meeting of shareholders.
With regard to the re-election of the directors, note however that while they will be elected for a two-year term (until the 2023 annual meeting of shareholders) each have agreed that should the proposed Business Combination (as defined herein later) be completed, their renewed terms may be shortened or otherwise modified in connection the terms and proposals for Business Combination and any amendment to our Memorandum and Articles in connection therewith.
Subsequent to shareholder approval of this proposal, the Board will have a total of four (4) members as follows:
Name	Term	Position
Jinlong Liu	2 year term to 2023	Director and Chief Executive Officer
Anxin Wang	2 year term to 2023	Director
Zhijie Wang	2 year term to 2023	Director
Chao Liu	2 year term to 2023	Director
The following biographical information is furnished as to each nominee for election as a director:
Jinlong Liu, CEO and Director
Jinlong Liu, age 30, has served as our Chairman since December 2019 and our Chief Executive Officer since July 28, 2021. Mr. Liu has been serving as chairman of Shanghai Midai Investment Group, an investment group in Shanghai, focusing on auto finance, real estate investment and investments relating to logistics, tourism and individual transportation, since August 2016. Mr. Liu has also served as chief executive officer of Shanghai Midai Automobile Corp., a subsidiary of Shanghai Midai Investment Group, dealing with auto sales, rental, finance and repairs, as well as gasoline trade, since June 2015. From 2009 to 2015, Mr. Liu served as the manager of Ye Chiu Resources Ltd., specializing in the manufacturing and exportation of aluminum materials in China. From 2010 to 2012, Mr. Liu was employed by Jianhua Group Ltd., a trade, finance, retail and construction company in China. From 2012 to 2015, Mr. Liu was employed by Pingan Group., a finance group in China. Mr. Liu received his Bachelor degree of Environmental Engineering from Jiangsu University. We believe Mr. Liu is qualified to serve on our board of directors because of his extensive management, investment and financial background.
Anxin Wang, Director
Dr. Anxin Wang, age 46, has served as a member of our board of directors since August 9, 2021. Dr. Wang has served as General Manager of Strategic Development Division of Zhenyan Asset Management Company, in China since July 2020. From March 2018 to July 2020, Dr. Wang served as the Chairman of the Investment and Financing Committee of Deepblue Technology Company in China. From February 2017 to February 2018, Dr. Wang served as Director of Industry Research in Pengxin Global Resource Company, a listed company in China (stock code:600470). From April 2016 to February 2017, Dr. Wang served as senior director of Strategic Development Center of Xiexin Holding Group in China. From June 2014 to April 2016, Dr. Wang served as General Manager of Research and Development Center of Zhongtai Trust Company Ltd. Dr. Wang received his Bachelor of Economics degree from Shanghai University in 1998, Master of Financial degree from East China Normal University in 2001, and Doctor of Financial degree from Fudan University in 2006. We believe Dr. Wang is well qualified to serve on our board of directors and

Chairman of Audit Committee because of his extensive business and management experience in China.We believe Anxin Wang is qualified to serve as a director because of his business and management experience in China.
Chao Liu, Director
Chao Liu, age 37, has served as a member of our board of directors since the effective date of the registration statement for our IPO. Mr. Liu has served as the director of Shanghai Midai Investment Group since December 2018. From August 2016 to December 2018, Mr. Liu served as General Manager of Zhong Fei Finance & Leasing Corp. From August 2015 to August 2016, he served as South China General Manager at Zhong Rong International Trust Corp. From August 2006 to July 2015, he served as General Manager of Chengdu Chaotuo Culture Media Corp. Mr. Liu received a B.A. in Business Administration Science from South West University of Finance and Economics in China. We believe Mr. Liu is well qualified to serve on our board of directors because of his extensive business and management experience in China.
Zhijie Wang, Director
Zhijie Wang, age 35, has served as a member of our board of directors since July 29, 2021. Mr. Wang has served as secretary of the board of Jiangsu China Federation Transportation Industry Group Co., Ltd. since July 2020. From April 2019 to June 2020, Mr. Wang has served as the secretary of board of directors of CAR-T (Shanghai) Biotechnology Co., Ltd. Previously, Mr. Wang was secretary of the board of directors and director of Huatai Jewelry Development (Shanghai) Co., Ltd. from October 2015 to March 2019. Prior to that, Mr. Wang was a manager of Shanghai SASAC from July 2008 to September 2015. Mr. Wang received his MBA degree from Shanghai Fudan University in 2018 and his Bachelor of Business Management degree from Shanghai Maritime University in 2008. We believe Mr. Wang is well qualified to serve on our board of directors because of his extensive experience and strong expertise in finance, investment and capital markets. We believe Zhijie Wang is qualified to serve as a director because of his extensive financial, investment and capital market experience
Required Vote
Each of Anxin Wang, Jinlong Liu, Chao Liu, and Zhijie Wang shall be re-elected to the board of directors of the Company as directors until the 2023 annual meeting of shareholders if the proposal to re-elect that person is approved by the affirmative vote of the majority of the shares present in person or by proxy at the Meeting and voting on the proposal.
Recommendation of the Board
The Company’s board of directors recommends that you vote “FOR ALL” the re-election of the persons named above.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTNANT
We are asking our shareholders to ratify the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ended December 31, 2020 and the interim periods ended March 31, 2021, and to ratify the appointment of Friedman LLP (“Friedman”) as our independent registered public accounting firm for 2021. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum and Friedman as our independent registered public accounting firms, our Audit Committee intends to reconsider the selection of Marcum and Friedman as our independent registered public accounting firms.
Marcum has audited our financial statements for the fiscal year ended December 31, 2020 and reviewed quarterly reported as reported on Form 10-Q for the period ended March 31, 2021 As of August 3, 2021, Marcum’s fees totaled $86,492 for (i) services provided in connection with Form 10K/A including restatements as of July 28, 2020, September 30, 2020 and December 31, 2020; (ii) services provided in connection with March 31, 2021 quarterly review of Form 10Q; (iii) services provided in connection with warrant and unit purchase option accounting analysis and consultations, valuation and related procedures for the periods ended July 28, 2020, September 30, 2020, December 31, 2020 and March 31, 2021; (iv) services in connection with auditor review of Marcum workpapers; (v) administrative fees and (vi) amounts previously invoiced.
The Audit Committee of the Board of Directors of Greencity has selected Friedman LLP as its independent public accounting firm for the current fiscal year. We paid Friedman LLP a total of $58,000 for services rendered to review our reports as filed under the Securities and Exchange Act of 1934 during period ended December 31, 2020 and providing an audit of our financial statements for our Form 10-K.
Auditor Representatives at Annual Meeting
We expect that representatives of Friedman will not be present at the Annual Meeting.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit a detailed description of the audit and permissible non-audit services expected to be rendered during that year for each of four categories of services provided by the independent registered public accounting firm to the Audit Committee for approval. The four categories of services provided by the independent registered public accounting firm are as defined in the footnotes to the fee table set forth above. In addition, management will also provide to the Audit Committee for its approval a fee proposal for the services proposed to be rendered by the independent registered public accounting firm. Prior to the engagement of the independent registered public accounting firm, the Audit Committee will approve both the description of audit and permissible non-audit services proposed to be rendered by the independent registered public accounting firm and the budget for all such services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires separate pre-approval before engaging the independent registered public accounting firm. To ensure prompt handling of unexpected matters, the Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Required Vote
The proposal to ratify the appointment of Marcum and Friedman requires the vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal.
Recommendation
The Company’s board of directors recommends that you vote “FOR” the ratification of the appointment of Freidman LLP as the Company’s independent registered public accounting firm for 2021.

PROPOSAL 3 — THE ADJOURNMENT
The adjournment proposal, if adopted, will request the chairman of the Annual Meeting (who has agreed to act accordingly) to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our stockholders, the chairman of the meeting shall not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve any of the other proposals.
Required Vote
If a majority of the shares present in person or by proxy and voting on the matter at the Annual Meeting vote for the adjournment proposal, the chairman of the Annual Meeting will exercise his or her power to adjourn the meeting as set out above.
Recommendation
The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

CORPORATE GOVERNANCE
Meetings of the Board of Directors; Independence and Committees
During the fiscal year ended December 31, 2020, the Greencity board of directors (the “Board of Directors” or the “Board”) met on three (3) occasions and acted on unanimous written consent on three occasions. No member of the Board of Directors or any committee failed to attend at least, or participated in fewer 100% of the meetings of the Board or of a committee on which such member serves. During all of the regularly scheduled meetings in fiscal year 2020, the Board of Directors met in executive session where only the independent directors were present without any members of management.
The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s Board of Directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board of Director’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating reports its findings to full Board. Based on such report, the Board has affirmatively determined that each of our current directors, other than Jinlong Liu, who serves as our Chief Executive Officer, are independent directors under the applicable guidelines noted above. As a result, each of Zhijie Wang, Anxin Wang, and Chao Liu is deemed to be “independent” as that term is defined under the rules of the Nasdaq Stock Market.
The Board of Directors will maintain three (3) committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All of the members of our Audit, Nominating, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.
For the fiscal year ended December 31, 2020, a general description of the duties of the committees, their members and number of times each committee met were as follows:
Audit Committee.   Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. At the end of the 2020 fiscal year, the members of our Audit Committee were Yong Li, Lei Wang and Chao Liu, and currently are Anxin Wang, Zhijie Wang and Chao Liu. Mr. Anxin Wang is designated as our Audit Committee Financial Expert. During the 2020 fiscal year, and presently, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2020, the Audit Committee met on three (3) occasions.
Compensation Committee.   The charter governing the activities of the Compensation Committee (referred to as the “Compensation Committee”) may be viewed online on the SEC website at: https://www.sec.gov/edgar/browse/?CIK=1768910&owner=exclude. The Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2020 fiscal year, the members of the Compensation Committee were, Yong Li, Lei Wang and Chao Liu, and currently are Zhijie Wang, Anxin Wang and Chao Liu. At all times members of the Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2020, this committee met on two (2) occasions and acted on unanimous written consent on two (2) occasions.

Nominating Committee.   The charter governing the activities of the Nominating Committee may be viewed online on at the SEC website at: https://www.sec.gov/edgar/browse/?CIK=1768910&owner=exclude. Pursuant to its charter, the Nominating Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The members of the Nominating Committee as of the end of the 2020 fiscal year were, Yong Lei, Lei Wang and Chao Liu, and currently are, Zhijie Wang, Anxin Wang, and Chao Liu, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2020, this committee did not meet.
Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations
Any shareholder who desires the Nominating Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which such notice of the date of such meeting was mailed a public announcement of the date of such meeting was first made by the Company. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the general criteria specified in our Amended and Restated By-laws for consideration as a candidate.
Additional Criteria for Notice of Shareholder Nominees
In accordance with our Amended and Restated By-Laws, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company in accordance with the terms described in the preceding paragraph. Each shareholder’s notice shall set forth for each nominee all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and pursuant to the Company’s Amended and Restated By-laws, including such person’s written consent to being named as a nominee and to serving as a director if elected, as well as whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company and a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder. Further, the notice shall include as to the shareholder giving notice all information required to be disclosed by the shareholder under Regulation 14A under the Exchange Act, including: (i) the name and address of the shareholder; (ii) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, as well as any derivative positions held by such shareholder; (iii) any proxy, arrangement, or relationship pursuant to which such shareholder has a right, directly or indirectly, to vote any shares of any security of the Company; (iv) any hedging or similar transactions in securities of the Company directly or indirectly owned by such shareholder; (v) a description of any agreement, arrangement or understanding with respect to the proposal; and (vi) a statement whether either such shareholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

Shareholder Communications with the Board
Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating Committee of the Board of Directors (which is comprised of independent directors).
Directors and Executive Officers
Our current directors, officers and director nominees are listed below.
Name	Age	Position
Jinlong Liu	30	Chairman and Chief Executive Officer
Panyan Yu	30	Chief Financial Officer
Anxin Wang	46	Director
Chao Liu	37	Director
Zhijie Wang	35	Director
Jinlong Liu, age 30, has served as our Chairman since December 2019 and our Chief Executive Officer since July 28, 2021. Mr. Liu has been serving as chairman of Shanghai Midai Investment Group, an investment group in Shanghai, focusing on auto finance, real estate investment and investments relating to logistics, tourism and individual transportation, since August 2016. Mr. Liu has also served as chief executive officer of Shanghai Midai Automobile Corp., a subsidiary of Shanghai Midai Investment Group, dealing with auto sales, rental, finance and repairs, as well as gasoline trade, since June 2015. From 2009 to 2015, Mr. Liu served as the manager of Ye Chiu Resources Ltd., specializing in the manufacturing and exportation of aluminum materials in China. From 2010 to 2012, Mr. Liu was employed by Jianhua Group Ltd., a trade, finance, retail and construction company in China. From 2012 to 2015, Mr. Liu was employed by Pingan Group., a finance group in China. Mr. Liu received his Bachelor degree of Environmental Engineering from Jiangsu University. We believe Mr. Liu is qualified to serve on our board of directors because of his extensive management, investment and financial background.
Panyan Yu, age 30, has served as our Chief Financial Officer since August 9, 2021. She has been a certified public accountant since May 2020 in Shanghai Pujiang Certified Public Accountants, which focuses on corporate and government audit. From March 2019 to April 2020, Ms. Yu served as a Senior Investment Manager at Tojoy Holding, which focuses on investment and post-investment management. From July 2017 to March 2018, Ms. Yu joined Datong Securities, which focuses on IPO, re-finance and bond issuance. Ms. Yu received her bachelor degree from The University of Nottingham, Ningbo China, and was licensed as a CPA since 2016. Ms. Yu’s professional career over pass eight years has been in accounting and investment management roles at both Chinese and foreign companies. We believe Ms. Yu is well qualified to serve as our Chief Financial Officer because of her extensive experience and strong expertise in finance and investment.
Dr. Anxin Wang, age 46, has served as a member of our board of directors since August 9, 2021. Dr. Wang has served as General Manager of Strategic Development Division of Zhenyan Asset Management Company, in China since July 2020. From March 2018 to July 2020, Dr. Wang served as the Chairman of the Investment and Financing Committee of Deepblue Technology Company in China. From February 2017 to February 2018, Dr. Wang served as Director of Industry Research in Pengxin Global Resource Company, a listed company in China (stock code:600470). From April 2016 to February 2017, Dr. Wang served as senior director of Strategic Development Center of Xiexin Holding Group in China. From June 2014 to April 2016, Dr. Wang served as General Manager of Research and Development Center of Zhongtai Trust Company Ltd. Dr. Wang received his Bachelor of Economics degree from Shanghai University in 1998, Master of Financial degree from East China Normal University in 2001, and Doctor of Financial degree from Fudan University in 2006. We believe Dr. Wang is well qualified to serve on our board of directors and Chairman of Audit Committee because of his extensive business and management experience in China.
Chao Liu, age 37, has served as a member of our board of directors since the effective date of the registration statement for our IPO. Mr. Liu has served as the director of Shanghai Midai Investment Group since December 2018. From August 2016 to December 2018, Mr. Liu served as General Manager of Zhong Fei Finance & Leasing Corp. From August 2015 to August 2016, he served as South China General Manager at Zhong Rong International Trust Corp. From August 2006 to July 2015, he served as General Manager of Chengdu Chaotuo Culture Media Corp. Mr. Liu received a B.A. in Business Administration Science from South West University of Finance and Economics in China. We believe Mr. Liu is well qualified to serve on our board of directors because of his extensive business and management experience in China.
Zhijie Wang, age 35, has served as a member of our board of directors since July 29, 2021. Mr. Wang has served as secretary of the board of Jiangsu China Federation Transportation Industry Group Co., Ltd. since July 2020. From April 2019 to June 2020, Mr. Wang has served as the secretary of board of directors of CAR-T (Shanghai) Biotechnology Co., Ltd. Previously, Mr. Wang was secretary of the board of directors and director of Huatai Jewelry Development (Shanghai) Co., Ltd. from October 2015 to March 2019. Prior to that, Mr. Wang was a manager of Shanghai SASAC from July 2008 to September 2015. Mr. Wang received his MBA degree from Shanghai Fudan University in 2018 and his Bachelor of Business Management degree from Shanghai Maritime University in 2008. We believe Mr. Wang is well qualified to serve on our board of directors because of his extensive experience and strong expertise in finance, investment and capital markets.
Terms of Office of Officers and Directors
Each of our directors holds office for a two-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.
Shareholder Communications
Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Greencity Acquisition Corporation, 505 Eshan Road, Floor 6, Pudong New District, Shanghai, China 200120. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.
Director Independence
The NASDAQ listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have two “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules prior to completion of our initial public offering. Our board has determined that each of Messrs. Li, Wang and Chao Liu are independent directors under applicable SEC and NASDAQ rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.
Leadership Structure and Risk Oversight
The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.
Director Nominations
As stated above in this Proxy Statement, we have established a standing nominating committee, In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Anxin Wang, Chao Liu, and Zhijie Wang. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent.
The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our IPO. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater‑than‑ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.
Director and Officer Compensation
No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.
Employment Agreements
We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with our directors.
Retirement/Resignation Plans
We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership based on 1,260,000 shares of our ordinary shares outstanding as of the Record Date, based on information obtained from the persons named below, with respect to the beneficial ownership of our ordinary shares by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our officers and directors; and

•
all our officers and directors as a group.

As of the Record Date, there were a total of 5,260,000 of our ordinary shares issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares of the Company beneficially owned by them.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
Cynthia Management Corporation(2)	1,260,000	24.0%
Jinlong Liu(2)	1,260,000	24.0%
Panyan Yu	—	—
Zhijie Wang	1,260,000	24.0%
Anxin Wang	—	—
Chao Liu(3)	—	—
All directors and officers as a group (6 individuals)	1,260,000	24.0%

*
Less than one percent

(1)
Unless otherwise indicated, the business address of each of the individuals is 505 Eshan Road, Floor 6, Pudong New District, Shanghai, 200120.

(2)
Represents 1,000,000 founder ordinary shares and 260,000 private placement ordinary shares held by Cynthia Management Corporation, our sponsor. The ordinary shares are deemed held and owned beneficially by Jinlong Liu, our Chairman, who, as the majority shareholder and director of our sponsor, , have voting and dispositive power of the ordinary shares.

(3)
Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.

Our founders beneficially own approximately 24% of the issued and outstanding ordinary shares. Because of the ownership block held by our founders, officers and directors, such individuals may be able to effectively exercise influence over all matters requiring approval by our stockholders, including the election of directors and approval of significant corporate transactions other than approval of our initial business combination.
Our sponsor, officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
In February 2019, our sponsor purchased 1,150,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. An aggregate of 150,000 ordinary shares were forfeited. Our sponsor owns approximately 20% of our issued and outstanding ordinary shares as of December 31, 2020.
Our sponsor purchased an aggregate of 260,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share and one private placement warrant. Each private placement warrant entitles the holder upon exercise to purchase one-half of one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.
In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 21 months, our sponsor will be paid a total of $210,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.
Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
Our sponsor has agreed to loan us up to $500,000 to be used for a portion of the expenses of our initial public offering. As of the date of closing our initial public offering, we had borrowed $349,590 under the promissory note with our sponsor. These loans are non-interest bearing, unsecured and were originally due and payable in connection with our public offering (July 28, 2020); however, the terms of payment were amended to provide upon payment upon combination of our business combination.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of notes were so converted as well as 150,000 warrants to purchase 75,000 shares) at the option of the lender. The units would be identical to the placement units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
The holders of the founder shares, private placement units, the shares underlying the warrants underlying the unit purchase option issued to the underwriters of our initial public offering, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements

SHAREHOLDER PROPOSALS
If you are a shareholder and you want to include a proposal in the proxy statement for the 2022 Annual Meeting, your proposals are required to be submitted to Greencity by no later than July 28, 2022.
The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Amended and Restated Memorandum and Articles of Association.
DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Pursuant to the rules of the SEC, Greencity and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Greencity’s proxy statement. Upon written or oral request, Greencity will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Greencity deliver single copies of such documents in the future. Shareholders may notify Greencity of their requests by calling or writing Greencity at Greencity’s principal executive offices at 505 Eshan Road, Floor 6, Pudong New District, Shanghai, China 200120.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Meeting, you should contact us by telephone or in writing:
Greencity Acquisition Corporation
505 Eshan Road, Floor 6
Pudong New District, Shanghai, China 200120
Tel: (86) 21-20257919
or
Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

GREENCITY ACQUISITION CORPORATION 505 Eshan Road, Floor 6 New Pudong District, Shanghai, China 200120 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held at 9:30 a.m., Eastern United States Time on October 26, 2021 (Record Date — September 28, 2021) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Jinlong Liu, or either of them, as proxies of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the ordinary shares of Greencity Acquisition Corporation, which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of Greencity Acquisition Corporation, on Tuesday, October 26, 2021, at 9:30 Eastern United States time (the “Annual Meeting”) virtually at https://www.cstproxy.com/greencityacquisition/2021. Alternatively, you may attend the Annual Meeting in person at het offices of Becker & Poliakoff, LLP, at 45 Broadway, 17th Floor, New York, NY 10006. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL 1 AND “FOR” FOR PROPOSALS 2 AND 3 SET FORTH BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK PROPOSAL 1: To elect the nominees listed in the Proxy Statement to the Company’s Board of Directors. NOMINEES: Anxin Wang Zhijie Wang Jinlong Liu Chao Liu For All Withhold All For All Except ☐ ☐ ☐INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year: For Against Abstain ☐ ☐ ☐PROPOSAL 3: To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals; For Against Abstain ☐ ☐ ☐Please indicate if you intend to attend this meeting      ☐ YES           ☐ NO Signature of Shareholder:                   Date:
                 , 2021 Name shares held in (Please print): Account Number (if any): No. of Shares Entitled to Vote: Stock Certificate Number(s):Note: Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person. Please provide any change of address information in the spaces below in order that we may update our records: Address: